                                                                   Exhibit 10.28

                       THIRD AMENDMENT TO CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of March 29, 2002 (the "Amendment"), is entered into by and among Symbol Technologies, Inc., a Delaware corporation (the "Company"), the several financial institutions party to the Credit Agreement (collectively, the "Banks") party hereto, and Bank of America, N.A., as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS

     A. The Company, Banks and Agent are parties to that certain 2000 Amended and Restated Credit Agreement dated as of August 3, 2000 (as amended by that certain First Amendment to Credit Agreement dated as of March 28, 2001 and that certain Amended and Restated Second Amendment to Credit Agreement dated as of September 11, 2001, the "Existing Credit Agreement") pursuant to which the Banks have extended certain credit facilities.

     B. The Company has requested that the Majority Banks agree to certain amendments to the Existing Credit Agreement and (for the avoidance of doubt) consent to and confirm the characterization and treatment of the SAILS Transaction (as defined below) under the Existing Credit Agreement.

     C. The Banks party hereto are willing to amend the Existing Credit Agreement and to consent to and confirm the characterization and treatment of the SAILS Transaction under the Existing Credit Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein (including in the Recitals hereof) shall have the meanings, if any, assigned to them in the Existing Credit Agreement.

     2. Amendment to Credit Agreement. Subject to the terms and conditions hereof, the Existing Credit Agreement is amended as follows, effective as of the Effective Date (as defined below):

         (a) The definition of "EBITDA" as set forth in Section 1.01 of the Existing Credit Agreement shall be amended and restated to read in its entirety as follows:

         ""EBITDA" means, for any period, for the Company and its Subsidiaries on a consolidated basis, the sum of (a) Operating Income for such period plus (b) all amounts treated as expenses for depreciation and the amortization of intangibles of any kind to the extent included in the determination of Operating Income for such period plus (c) other non-cash expenses to the extent included in the determination of Operating Income for such period; provided, however, that except as provided in the definition of Operating Income herein, "EBITDA" shall be computed without giving effect to any unusual or non-recurring material charges or other items arising after September 30, 2001 (including

                                       1.

         but not limited to merger related charges, restructuring charges, gains or losses from dispositions of assets and other extraordinary items)."

         (b) The definition of "Operating Income" as set forth in Section 1.01 of the Existing Credit Agreement shall be amended and restated to read in its entirety as follows:

         ""Operating Income" means, for any period, for the Company and its Subsidiaries on a consolidated basis, earnings (or losses) from operations, calculated in accordance with the methodology used for calculating "Earnings from Operations" in the financial statements referenced in
     Section 6.10; provided, however,

         (a) that only for the fiscal quarter ending March 31, 2002 and solely for the purposes of complying with the financial covenants set forth in Sections 8.15 and 8.16 of the Credit Agreement (Leverage Ratio and Fixed Charge Coverage Ratio) for the foregoing fiscal quarter, the Company shall be permitted to add back to the calculation thereof the Q2 2001 Special Charges. As used in this definition, "Q2 2001 Special Charges" means an amount (not exceeding $126,000,000 before taxes) equal to the aggregate of special charges associated with the Company's write down of company-owned inventory and probable losses expected to be incurred as a result of the Company's OEM partners not being able to sell Company product inventory, to the extent deducted in arriving at Operating Income for the fiscal quarter ended June 30, 2001; and

         (b) that only for the fiscal quarters ending September 30, 2001, December 31, 2001, March 31, 2002 and June 30, 2002 and solely for the purposes of complying with the financial covenants set forth in Section
     8.15 and 8.16 of the Credit Agreement (Leverage Ratio and Fixed Charge Coverage Ratio) for the foregoing fiscal quarters, the Company shall be permitted to add back to the calculation thereof the Q3 2001 Restructuring Charges. As used in this definition, "Q3 2001 Restructuring Charges" means an amount (not exceeding $20,700,000 before taxes) equal to the aggregate amount of expenses relating to severance and lease terminations associated with the Company moving its volume production from Bohemia, New York to Reynosa, Mexico and consolidating several of its disparate warehouses into a new global distribution center located in McAllen, Texas, to the extent deducted in arriving at Operating Income for the fiscal quarter ending September 30, 2001."

         (c) Subsection (c) of Section 2.13 of the Existing Credit Agreement shall be amended and restated to read in its entirety as follows:

         "(c) Utilization Fees. The Company shall pay to the Agent for the account of each Bank a utilization fee on the actual daily Dollar Equivalent Amount of the Effective Amount of such Bank's Committed and Bid Loans and Pro Rata Share of the Effective Amount of L/C Obligations outstanding hereunder with respect to each day on which the Dollar Equivalent Amount of the Effective Amount of Committed Loans, Bid Loans and L/C Obligations then outstanding exceed 33% of the combined Commitments (each such day, a "Utilization Fee Day"). Such fee shall be computed with respect to each Utilization Fee Day at a rate equal to 0.25% per annum, and shall accrue with respect to each Utilization Fee Day occurring on and after the Closing Date to the later to occur of (i) the Revolving Termination Date and (ii) the date on which all Loans and L/C


                                       2.

     Obligations and interest thereon are paid in full, and, to the extent accrued during such period, shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter through the later to occur of (x) the Revolving Termination Date and (y) the date on which all Loans and L/C Obligations and interest thereon are paid in full, with the final payment to be made on the latest to occur of such dates."

     3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

         (a) No Default or Event of Default has occurred and is continuing.

         (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Existing Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability, without defense, counterclaim or offset.

         (c) All representations and warranties of the Company contained in the Existing Credit Agreement are true and correct on and as of the date hereof.

         (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent, the Banks or any other Person.

     4. Consent to SAILS Transaction. In connection with the SAILS Transaction, subject to the terms and conditions hereof, for the avoidance of doubt the Banks party hereto hereby consent to and confirm the following, effective as of the Effective Date:

         (i) to the extent that the forward sale of securities pursuant to the SAILS Transaction is characterized as an asset disposition under the Existing Credit Agreement, the consummation of the SAILS Transaction shall not be deemed to have violated the restrictions on asset dispositions set forth in Section
8.02 of the Credit Agreement;

         (ii) to the extent that the payment obligations of the Company and Telxon Systems Services, Inc. ("Telxon") pursuant to the SAILS Transaction are characterized as Indebtedness under the Existing Credit Agreement, the amount of such Indebtedness as of any date of determination shall be the net amount of indebtedness reflected on the Company's consolidated balance sheet (prepared in accordance with GAAP) with respect thereto, offset by the fair market value of the Cisco Shares (as defined below) as of such date of determination;

         (iii) the Liens in favor of CSFBI (as defined below) pursuant to the SAILS Transaction shall not be deemed to have violated the restrictions on Liens set forth in Section 8.01 of the Credit Agreement; and


                                       3.

         (iv) the Swap Contracts entered into as part of the SAILS Transaction shall constitute Permitted Swap Obligations under the Existing Credit Agreement.

The parties hereto agree and acknowledge that the foregoing consent and confirmation in respect of the SAILS Transaction is limited solely to SAILS Transaction as described herein. As used herein, the "SAILS Transaction" means the SAILS (Shared Appreciation Income Linked Securities) transactions contemplated by the SAILS Mandatorily Exchangeable Securities Contract, dated as of January 4, 2001, entered into among Telxon, the Company, Credit Suisse First Boston International ("CSFBI") and Credit Suisse First Boston Corporation ("CSFBC"), and the related SAILS Pledge Agreement, dated as of January 4, 2001, among Telxon, CSFBI and CSFBC, which transactions included the forward sale by Telxon of certain shares of Cisco Systems, Inc. (the "Cisco Shares"), the Company's guaranty of Telxon's obligations in connection therewith, Telxon's pledge of the Cisco Shares to secure its obligations in connection therewith, and the incurrence of certain related Swap Contract obligations in connection therewith, all as previously disclosed by the Company in its September 30, 2001 10-Q filing with the SEC.

     5. Amendment and Consent Fee. The Company shall pay (through the Agent) to each Bank that executes and delivers this Amendment by no later than 12:00 p.m. Pacific time on March 29, 2002, a non-refundable amendment fee equal to 0.075% of such Bank's Commitment as of the Effective Date. Such amendment fee shall be fully-earned upon becoming due and payable, shall not be refundable for any reason whatsoever and shall be in addition to any fee, cost or expense otherwise payable by the Company pursuant to the Existing Credit Agreement or this Amendment.

     6. Effectiveness. Upon receipt by the Agent of (i) the amendment fee referred to in Section 5, (ii) counterparts of this Amendment executed by the Company and the Majority Banks, (iii) a Guarantor Consent Agreement, in form and substance satisfactory to the Agent, executed by the Guarantors, and (iv) payment of all amounts owing under Section 8(g), including in respect of all fees and disbursements of legal counsel to the Agent, this Amendment shall become effective as of the date hereof (the "Effective Date").

     7. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to enter into amendments under the same, similar or any other circumstances in the future.

     8. Miscellaneous.

         (a) Except as herein expressly amended, all terms, covenants and provisions of the Existing Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to such Existing Credit Agreement shall henceforth refer to the Existing Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Existing Credit Agreement. This Amendment is a Loan Document.

         (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the Existing Credit Agreement and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.


                                       4.

         (c) This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent, and the Agent is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.

         (e) This Amendment, together with the Existing Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Existing Credit Agreement.

         (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Existing Credit Agreement, respectively.

         (g) The Company covenants to pay or reimburse the Agent, upon demand, for all reasonable out-of-pocket costs and expenses (including the reasonable fees, charges and disbursements of counsel (including the allocated costs and expenses of in-house counsel)) incurred by the Agent in connection with the development, preparation, negotiation, execution and delivery of this Amendment.


                  (remainder of page intentionally left blank)


                                       5.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.


                                             THE BORROWER
                                             ------------

                                             SYMBOL TECHNOLOGIES, INC.


                                             By: /s/ Cary G. Schmiedel
                                                -------------------------------
                                             Name: Cary G. Schmiedel
                                                  -----------------------------
                                             Title: Vice President & Treasurer
                                                   ----------------------------

                                          THE AGENT
                                          ---------

                                          BANK OF AMERICA, N.A.


                                          By: /s/ James P. Johnson
                                             -------------------------------
                                          Name: James P. Johnson
                                               -----------------------------
                                          Title: Managing Director
                                                ----------------------------




                                          THE BANKS
                                          ---------

                                          BANK OF AMERICA, N.A., as a Bank, as
                                          Fronting Bank and as Issuing Bank


                                          By: /s/ James P. Johnson
                                             -------------------------------
                                          Name: James P. Johnson
                                               -----------------------------
                                          Title: Managing Director
                                                ----------------------------

                                          JPMORGAN CHASE BANK (formerly known as
                                          The Chase Manhattan Bank), as
                                          Documentation Agent and as a Bank


                                          By: /s/ Richard G. Williams
                                             -------------------------------
                                          Name: Richard G. Williams
                                               -----------------------------
                                          Title: Vice President
                                                ----------------------------

                                          BANK HAPOALIM BM


                                          By: /s/ Shaun Briedbart
                                             -------------------------------
                                          Name: Shaun Briedbart
                                               -----------------------------
                                          Title: Vice President
                                                ----------------------------


                                          By: /s/ Lenroy Hackett
                                             -------------------------------
                                          Name: Lenroy Hackett
                                               -----------------------------
                                          Title: Vice President
                                                ----------------------------

                                          INTESA BCI, LOS ANGELES FOREIGN BRANCH
                                          (formerly known as BANCA COMMERCIALE
                                          ITALIANA, NEW YORK BRANCH)


                                          By: /s/ Frank Maffei
                                             -------------------------------
                                          Name: Frank Maffei
                                               -----------------------------
                                          Title: Vice President
                                                ----------------------------


                                          By: /s/ E. Bermant
                                             -------------------------------
                                          Name: E. Bermant
                                               -----------------------------
                                          Title: FVP/Deputy Manager
                                                ----------------------------

                                          BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                          By: /s/ Lillian Kim
                                             -------------------------------
                                          Name: Lillian Kim
                                               -----------------------------
                                          Title: Vice President
                                                ----------------------------

                                          BNP PARIBAS


                                          By: /s/ Duane Helkowski
                                             -------------------------------
                                          Name: Duane Helkowski
                                               -----------------------------
                                          Title: Managing Director
                                                ----------------------------


                                          By: /s/ illegible
                                             -------------------------------
                                          Name:
                                               -----------------------------
                                          Title: Managing Director
                                                ----------------------------

                                          COMERICA BANK


                                          By: /s/ Joel S. Gordon
                                             -------------------------------
                                          Name: Joel S. Gordon
                                               -----------------------------
                                          Title: Assistant Vice President
                                                ----------------------------

                                          DZ BANK AG DEUTSCHEZENTRAL-
                                          GENOSSENSCHAFTSBANK, FRANKFURT AM
                                          MAIN, (successor by merger to DZ BANK
                                          DEUTSCHE GENOSSENSCHAFTSBANK AG), as a
                                          Bank


                                          By: /s/ Bernd Henrik Franke
                                             -------------------------------
                                          Name: Bernd Henrik Franke
                                               -----------------------------
                                          Title: Vice President
                                                ----------------------------


                                          By: /s/ Ronald Matossian
                                             -------------------------------
                                          Name: Ronald Matossian
                                               -----------------------------
                                          Title: Vice President
                                                ----------------------------

                                          FLEET NATIONAL BANK (formerly known as
                                          FLEET BANK N.A.)

                                          By: /s/ Christopher J. Mendelsohn
                                             -------------------------------
                                          Name: Christopher J. Mendelsohn
                                               -----------------------------
                                          Title: SVP
                                                ----------------------------

                                          MELLON BANK, N.A.


                                          By: /s/ Marla A. DeYulis
                                             -------------------------------
                                          Name: Marla A. DeYulis
                                               -----------------------------
                                          Title: Assistant Vice President
                                                ----------------------------

                                          THE BANK OF NEW YORK


                                          By: /s/ Roger A. Grossman
                                             -------------------------------
                                          Name: Roger A. Grossman
                                               -----------------------------
                                          Title: Vice President
                                                ----------------------------

                                          THE BANK OF NOVA SCOTIA


                                          By: /s/ Mark Sparrow
                                             -------------------------------
                                          Name: Mark Sparrow
                                               -----------------------------
                                          Title: Director
                                                ----------------------------

                                          WACHOVIA BANK, N.A.


                                          By: /s/ James F. Heatville
                                             -------------------------------
                                          Name: James F. Heatville
                                               -----------------------------